UBS Series Funds

January 26, 2023

Supplement to the Prospectus dated August 29, 2022, as supplemented.

Includes:

•	UBS Select Government Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the prospectus for UBS Select Government Preferred Fund regarding an extension of the voluntary fee waiver through February 28, 2023. This disclosure change will become effective February 1, 2023 (“Effective Date”).

The prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 53 of the prospectus is revised by replacing the first and second sentences of the fifth paragraph of that section with the following:

UBS AM will voluntarily waive 0.04% of its master fund level fee in order to voluntarily reduce UBS Select Government Preferred Fund’s expenses by 0.04% until February 28, 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1209